INVESTMENT UPDATE
                                 MARCH 31, 2003
                              ICON SPECIALTY FUNDS

                                    [PHOTO]

                               SEMIANNUAL REPORT

                               [ICON FUNDS LOGO]

Table of Contents



ABOUT THIS REPORT                   ....................................................2

MESSAGE FROM ICON FUNDS             ....................................................4

MANAGEMENT OVERVIEWS
AND SCHEDULES OF INVESTMENTS        ....................................................6

 Specialty Funds
    ICON Covered Call Fund          ....................................................6
    ICON Equity Income Fund         ...................................................13
    ICON Long/Short Fund            ...................................................18

FINANCIAL STATEMENTS                ...................................................22

FINANCIAL HIGHLIGHTS                ...................................................25

NOTES TO
FINANCIAL STATEMENTS                ...................................................26

About This Report

--------------------------------------------------------------------------------
HISTORICAL RETURNS
--------------------------------------------------------------------------------

All total returns mentioned in this report account for the change in a Fund's per-share price, the reinvestment of any dividends and capital gain distributions, and adjustments for financial statement purposes. If your account is set up to pay Fund distributions in cash rather than reinvest them, your return may differ from these figures. The Funds' performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

  Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Due to market volatility, current performance may differ from the figures shown. Please call us or visit www.iconfunds.com for the most recent returns.

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PORTFOLIO DATA
--------------------------------------------------------------------------------

Opinions and forecasts regarding industries, companies and themes, and portfolio composition and holdings, are subject to change at any time based on market and other conditions, and should not be construed as a recommendation of any specific security. Each Fund's percentage holdings as of March 31, 2003 are included in each Fund's Schedule of Investments. Companies appearing in bold print throughout the Management Overviews were owned by the Funds as of March 31, 2003.

  There are risks associated with mutual fund investing, including the risk of loss of principal. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share. There are risks associated with selling short, including the risk that the Fund may have to cover its short position at a higher price than the short price, resulting in a loss. Call options involve certain risks and are not suitable for all investors.

  High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

--------------------------------------------------------------------------------
COMPARATIVE INDEX
--------------------------------------------------------------------------------

The comparative index discussed in this report is meant to provide a basis for judging the Funds' performance against a specific securities index. The index shown accounts for both change in security price and reinvestment of dividends and distributions, but does not reflect the costs of managing a mutual fund. The Funds' portfolios may significantly differ in holdings and composition from the index. Individuals cannot invest directly in the index.

  The Standard & Poor's SuperComposite 1500 (S&P 1500) Index is a broad-based capitalization-weighted index comprising 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies.

  This report also includes certain industry performance which is based on the returns of the capitalization-weighted S&P 1500 Industry Indexes. These Industry Indexes are based on specific industry classifications determined by Standard & Poor's and include the reinvestment of dividends and capital gain distributions.

  Bloomberg is the source for the index returns included in this report.

Message from ICON Funds

--------------------------------------------------------------------------------
DEAR SHAREHOLDER:
[PHOTO]
--------------------------------------------------------------------------------

Thank you for choosing the ICON Funds. It is our pleasure to present you with this inaugural report for the ICON Covered Call Fund, the ICON Equity Income Fund, and the ICON Long/Short Fund.

  In launching these Funds, it was our intent to help investors navigate increasingly difficult and volatile equity markets by utilizing our unique investment methodology. From our perspective, both the ICON Covered Call Fund and the ICON Equity Income Fund fulfilled their objective of helping to shield investors from declines during the pessimism, uncertainty, and fear of the last six months. While the ICON Long/Short Fund was less successful in that regard, in part because depressed valuations limited our ability to profit from downside movement, we believe the Fund's methodology is sound and will prove effective over time.

MARKET CLIMATE

Looking back, the market was in the grip of impending war for much of the period, before military action in Iraq finally commenced in mid-March 2003. Unfortunately, this fixation on Iraq produced a climate that was not conducive to our investment system. Emotions ran extremely high, setting off periods of irrational selling in which prices became detached from intrinsic value and financial fundamentals. Although stock prices, on average, were trading in the range of up to 50% below our estimate of fair value, industry leadership was noticeably absent. Meanwhile, investors shrugged off underlying recoveries in the economy and in corporate earnings, thwarting any possibility of a return to rational pricing.

To put it mildly, the situation has been frustrating. But not hopeless. We have been unwavering in our belief that prices will eventually move toward fair value. However, we have no way of knowing when this will occur, given the duration of the current disconnect. It is by far the longest I have ever seen.

  This goes to the heart of why the Funds did not benefit from the initial market surge of late October and November 2002. Although the rally may have been a sign that the market low of early October was in fact a bottom, it was not indicative of a move toward fair value. Led by financially distressed companies, we viewed the gains as unsustainable and highly speculative in nature. Moreover, they were not in keeping with our focus on well-managed businesses with high cash positions and low debt levels. The pullback between December and early March validated our assumptions as industry leadership proved both intermittent and fear based. By comparison, the short rally in mid-March 2003 was quite broad, with 120 of the 123 S&P industries registering gains. The key difference was the inclusion of the underpriced, higher-quality companies we favor, which we consider to be an eminently more sensible theme.

[SIDENOTE]
Emotions have run high and prices have become detached from intrinsic value and fundamentals.

[SIDENOTE]
We have been unwavering in our belief that prices will eventually move toward fair value.

LEADERSHIP MAY BE EMERGING

Yet even in the context of this broad rally, several industries appeared much more eager in their surge back toward fair value. What this tells us is that clear leadership was finally beginning to emerge within a number of sectors, convincing us to more heavily weight those industries identified by our system as favorable. Although we may be early in our move toward these more narrow themes, our overall value/price ratio dictates that we be invested to participate. As investors once again acknowledge what we believe are improving fundamentals and prices break loose from their emotional stranglehold, we are confident that we can get back to an investing environment based on fundamentals and rational pricing.

  That environment is one that effectively considers the four basic laws of finance: earnings, growth, risk and interest rates. By doing so, we continue to build on our core competency, which focuses on capturing market themes and industry leadership based on careful analysis of valuation and relative strength of the individual companies within a given industry. That's our system and we do not stray from it.

CAPITALIZING ON OPPORTUNITY

However, as certain as we are about the validity of our system, we are much less certain about the state of the world. Therefore, we do not attempt to guess events or predict outcomes. Our strength lies in accessing the information we see in the stock market, and what we see are outstanding companies priced far below their intrinsic values. Although fear and uncertainty are often the catalysts that create opportunity, many investors may be caught off guard by a sudden, swift reversal. We think it is best to capitalize on that opportunity and be patient. Those who wait for clarity and certainty are almost always left behind.

  In closing, we do not know whether this most recent advance is the sustainable rally we've been expecting. We do believe it gives us a glimpse as to what it will look like going forward.

Yours truly,

/s/ Craig T. Callahan

Craig T. Callahan D.B.A.
Trustee, Chief Investment Officer of the Adviser

[SIDENOTE]
Although we may be early, our overall value/price ratio dictates that we be invested to participate.

Management Overview

ICON COVERED CALL FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

From its inception of October 1, 2002, the ICON Covered Call Fund, Class I returned 0.60% for the six months ended March 31, 2003. This compares to a 4.50% return for the Standard & Poor's (S&P) Super-Composite 1500 Index over the same time period. The Fund's Class C shares returned -6.70% from the Class' inception on November 22, 2002, while the Index returned -8.46% during this same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING ITS FIRST SIX MONTHS?

Fear and uncertainty in the market, brought on by looming war and economic concerns, created a dramatic rise in stock price volatility over the six-month period. Significant fluctuation in stock prices translated into higher premiums as options investors bid up prices of both calls, which assume that prices of the underlying investments will increase, and puts, which assume that prices will decline. The Chicago Board Options Exchange OEX Volatility Index, reflecting a market estimate of future volatility in at-the-money options trading, in other words where the actual price and the strike price are the same, reached its highest level in more than 15 years during the period.

  Against this highly volatile backdrop, rising premiums worked to the benefit of option writers as buyers saw a higher probability that the underlying stock would rise above its strike price prior to expiration. As a result, buyers were willing to pay more than they would have in a more listless market environment.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Fund performance came under pressure as mounting pessimism created a total disconnect between stock prices and rational valuations. Ironically, appearances of a turning point emerged early in the period when stocks seemingly hit bottom on October 9, 2002. While this theoretically should have been a positive catalyst for equities, what materialized off the market low was a two-month speculative rally led by distressed, debt-laden companies within the Information Technology and Telecommunications sectors. Whereas this short-term bounce provided a welcome boost for some, chasing these companies, some on the brink of bankruptcy, would have been inconsistent with our longer-term, quality-driven discipline.

  Because our valuation model indicated that the market was so broadly and substantially undervalued during the period, calls were written with an emphasis on capturing as much upside potential as possible while still collecting sufficient option premium to provide a modest amount of downside cushion. To that end, although the Fund underperformed the broader market over the six-month period, our call writing strategy limited its relative negative performance.

  Several individual holdings affected Fund performance during the period. Contributors included high-end audio component manufacturer HARMAN INTERNATIONAL, which advanced on record quarterly sales and a near doubling of year-over-year net income. Online auctioneer EBAY INC. also traded higher, bolstered by continued strong and stable earnings-per-share growth.

  Meanwhile, discount lodging site Hotels.com retreated, citing lower sales and higher marketing costs as reasons for trimming its near-term guidance. Likewise, information networking concern PEC Solutions pulled back after warning that its near-term financials would fall short of analysts' expectations. Neither company was owned by the Fund at period-end. While our methodology does not consider all of these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

With valuations at or near historical lows, and corporate earnings and economic indicators showing steady signs of improvement, the Fund will continue to follow the strategy initiated at inception. As the market anticipates an eventual upturn, we believe attractive valuation and relative strength characteristics will drive prices closer to intrinsic value. Consistent with our view that a sharp and sudden rally is possible given current market conditions, we foresee writing more aggressive covered calls, sacrificing some downside cushion in order to gain additional upside potential.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                   98.4%
Top 10 Equity Holdings                                                     20.1%
Number of Stocks                                                              70
Cash Equivalents                                                            4.6%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Harman International
Industries Inc.                                                             2.3%
Amgen Inc.                                                                  2.3%
American Power Conversion Corp.                                             2.0%
Cabot Microelectronics Corp.                                                2.0%
Verizon Communications Inc.                                                 2.0%
Watson Pharmaceuticals Inc.                                                 1.9%
Citigroup Inc.                                                              1.9%
Clear Channel Communications Inc.                                           1.9%
Lexmark International Inc. Class A                                          1.9%
Cox Communications Inc.                                                     1.9%
Percentages are based upon net assets.

The Chicago Board of Options Exchange OEX Volatility Index reflects a market estimate of future volatility, basedon the weighted average of the implied volatilities of eight OEX calls and puts.

--------------------------------------------------------------------------------
TOP SECTORS
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Consumer Discretionary                                             19.2%

Information Technology                                             18.0%

Financial                                                          15.8%

Leisure & Consumer Staples                                         15.1%

Industrials                                                        14.2%

Materials                                                           6.5%

Health Care                                                         5.9%

Telecommunications & Utilities                                      3.7%

Percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN
as of March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


                                                SIX MONTHS                          SINCE
                                                   ENDED        ONE      FIVE      INCEPTION
                                                  3/31/03*      YEAR     YEARS     10/1/02*
-------------------------------------------------------------------------------------------
ICON Covered Call Fund -- Class I                  0.60%        N/A      N/A        0.60%
-------------------------------------------------------------------------------------------
S&P 1500 Index                                     4.50%        N/A      N/A        4.50%
-------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns. The Adviser has agreed to limit a portion of the Fund's expenses if they exceed the designated cap. The Fund's total return would have been lower if this expense limitation had not been in place.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                        ICON COVERED CALL FUND - CLASS I            S&P 1500 INDEX
                                        --------------------------------            --------------
10/1/02                                             10000                               10000
10/31/02                                            10590                               10825
11/30/02                                            10720                               11459
12/31/02                                            10490                               10811
1/31/03                                             10200                               10522
2/28/03                                             10100                               10351
3/31/03                                             10060                               10450

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable on Class C shares of the Fund. Applying these charges would result in lower returns.

Schedule of Investments
(unaudited)

ICON COVERED CALL FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 98.4%

CONSUMER DISCRETIONARY 19.2%

ADVERTISING
   3,100   Omnicom Group Inc.                $167,927

APPAREL & ACCESSORIES
   5,500   Kenneth Cole Productions
           Inc. Class A(a)                    120,450

APPAREL RETAIL
   4,500   Abercrombie & Fitch Co.
           Class A(a)                         135,135
   8,300   Pacific Sunwear of
           California Inc.(a)                 168,905
  12,000   Too Inc.(a)                        199,320
-----------------------------------------------------
                                              503,360

COMPUTER & ELECTRONICS RETAIL
   5,000   Best Buy Co. Inc.(a)               134,850
CONSUMER ELECTRONICS
   5,000   Harman International
           Industries Inc.                    292,850
DEPARTMENT STORES
   6,000   Federated Department Stores
           Inc.(a)                            168,120

GENERAL MERCHANDISE STORES
  14,500   ShopKo Stores Inc.(a)              168,925

HOME IMPROVEMENT RETAIL
   5,500   Lowe's Cos Inc.                    224,510
   6,000   The Sherwin-Williams Co.           158,580
-----------------------------------------------------
                                              383,090

INTERNET RETAIL
   2,500   eBay Inc.(a)                       213,225

SPECIALTY STORES
   1,900   AutoZone Inc.(a)                   130,549
   5,300   Michaels Stores Inc.(a)            132,553
-----------------------------------------------------
                                              263,102
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                2,415,899

FINANCIAL 15.8%

BANKS
   6,500   Bank One Corp.                     225,030

CONSUMER FINANCE
   6,600   Capital One Financial Corp.        198,066
   3,000   Countrywide Financial Corp.        172,500
-----------------------------------------------------
                                              370,566

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

DIVERSIFIED FINANCIAL SERVICES
   7,000   Citigroup Inc.                    $241,150
   7,500   J.P. Morgan Chase & Co.            177,825
   3,400   Lehman Brothers Holdings
           Inc.                               196,350
   5,000   Merrill Lynch & Co. Inc.           177,000
   5,300   Morgan Stanley                     203,255
-----------------------------------------------------
                                              995,580

LIFE & HEALTH INSURANCE
   7,100   Lincoln National Corp.             198,800

PROPERTY & CASUALTY INSURANCE
   7,000   ACE Ltd.                           202,650
-----------------------------------------------------
TOTAL FINANCIAL                             1,992,626

HEALTH CARE 5.9%

BIOTECHNOLOGY
   5,000   Amgen Inc.(a)                      287,750
   5,500   Chiron Corp.(a)                    206,250
-----------------------------------------------------
                                              494,000

PHARMACEUTICALS
   8,500   Watson Pharmaceuticals
           Inc.(a)                            244,545
-----------------------------------------------------
TOTAL HEALTH CARE                             738,545

INDUSTRIALS 14.2%

AEROSPACE & DEFENSE
   3,300   United Technologies Corp.          190,674

AIR FREIGHT & LOGISTICS
   7,600   J.B. Hunt Transport Services
           Inc.(a)                            204,592
   5,000   Ryanair Holdings plc(a)            207,350
-----------------------------------------------------
                                              411,942

CONSTRUCTION & ENGINEERING
   4,300   Jacobs Engineering Group
           Inc.(a)                            180,643

CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS
   3,000   Caterpillar Inc.                   147,600

DATE PROCESSING SERVICES
   5,500   FactSet Research Systems
           Inc.                               178,475

ELECTRICAL COMPONENTS & EQUIPMENT
  18,000   American Power Conversion
           Corp.(a)                           256,320
   4,000   Ametek Inc.                        132,040
   7,500   C&D Technologies Inc.               89,850
-----------------------------------------------------
                                              478,210

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
TRUCKING
   6,000   Roadway Corp.                     $201,120
-----------------------------------------------------
TOTAL INDUSTRIALS                           1,788,664

INFORMATION TECHNOLOGY 18.0%
APPLICATION SOFTWARE
   5,500   Kronos Inc.(a)                     192,775

COMPUTER HARDWARE
  10,200   Neoware Systems Inc.(a)            127,602

COMPUTER STORAGE & PERIPHERALS
   3,500   Lexmark International Inc.
           Class A(a)                         234,325

INTERNET SOFTWARE & SERVICES
   7,500   Internet Security Systems
           Inc.(a)                             74,475
   8,000   United Online Inc.(a)              137,920
   9,500   WebEx Communications Inc.(a)        98,230
-----------------------------------------------------
                                              310,625

NETWORKING EQUIPMENT
   4,500   Black Box Corp.                    133,335

SEMICONDUCTOR EQUIPMENT
  10,000   Applied Materials Inc.(a)          125,800
   6,000   Cabot Microelectronics
           Corp.(a)                           251,220
   3,700   KLA-Tencor Corp.(a)                132,985
-----------------------------------------------------
                                              510,005

SEMICONDUCTORS
   6,000   Integrated Circuit Systems
           Inc.(a)                            130,200
   7,500   International Rectifier
           Corp.(a)                           147,525
  12,000   NVIDIA Corp.(a)                    154,200
   3,500   QLogic Corp.(a)                    129,990
-----------------------------------------------------
                                              561,915

TELECOMMUNICATIONS EQUIPMENT
  10,000   UTStarcom Inc.(a)                  199,900
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                2,270,482

LEISURE & CONSUMER STAPLES 15.1%
BROADCASTING & CABLE TV
   7,000   Clear Channel Communications
           Inc.(a)                            237,440
   5,000   Comcast Corp. Class A(a)           142,950
   7,500   Cox Communications Inc.(a)         233,325
-----------------------------------------------------
                                              613,715

CASINOS & GAMING
   5,000   Harrahs Entertainment
           Inc.(a)                            178,500
  10,000   Shuffle Master Inc.(a)             201,510
-----------------------------------------------------
                                              380,010

HOTELS, RESORTS & CRUISE LINES
   4,300   Marriott International Inc.        136,783
  11,000   Royal Caribbean Cruises Ltd.       165,330
-----------------------------------------------------
                                              302,113

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

LEISURE PRODUCTS
   5,500   Leapfrog Enterprises Inc.(a)      $131,120

MOVIES & ENTERTAINMENT
   8,000   Fox Entertainment Group
           Inc.(a)                            213,360
   7,900   The Walt Disney Co.                134,458
-----------------------------------------------------
                                              347,818

RESTAURANT
   4,100   The Cheesecake Factory
           Inc.(a)                            132,307
-----------------------------------------------------
TOTAL LEISURE & CONSUMER STAPLES            1,907,083

MATERIALS 6.5%

DIVERSIFIED METALS & MINING
  10,000   Freeport-McMoRan Copper &
           Gold Inc.(a)                       170,500
   4,000   Phelps Dodge Corp.(a)              129,920
-----------------------------------------------------
                                              300,420

INDUSTRIAL GASES
   4,000   Praxair Inc.                       225,400

PAPER PRODUCTS
  10,000   Georgia-Pacific Corp.              139,000
   7,000   MeadWestvaco Corp.                 159,460
-----------------------------------------------------
                                              298,460
-----------------------------------------------------
TOTAL MATERIALS                               824,280

TELECOMMUNICATIONS & UTILITIES 3.7%

INTEGRATED TELECOMMUNICATIONS SERVICES
   8,000   CenturyTel Inc.                    220,800
   7,000   Verizon Communications Inc.        247,450
-----------------------------------------------------
TOTAL TELECOMMUNICATIONS & UTILITIES          468,250
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $12,453,828)              12,405,829

SHORT-TERM INVESTMENTS 4.6%
 573,708   American Family Demand Note,
           0.951%(#)                          573,708
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $573,708)                    573,708
-----------------------------------------------------

TOTAL INVESTMENTS 103.0%
           (COST $13,027,536)              12,979,537
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (3.0%)         (375,649)
-----------------------------------------------------
NET ASSETS 100.0%                         $12,603,888
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2003.

(unaudited)

ICON COVERED CALL FUND

SCHEDULE OF WRITTEN OPTIONS
March 31, 2003

                                                                   CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE       (100 SHARES PER CONTRACT)   MARKET VALUE
---------------------------------------------------------------------------------------------------
CALL OPTIONS
Abercrombie & Fitch Co.
  Expiration April 2003, Exercise Price $30.00                         45                $  5,850
ACE Ltd.
  Expiration May 2003, Exercise Price $35.00                           70                   1,050
American Power Conversion Corp.
  Expiration June 2003, Exercise Price $17.50                         180                   2,250
Ametek Inc.
  Expiration June 2003, Exercise Price $35.00                          40                   5,500
Amgen Inc.
  Expiration April 2003, Exercise Price $55.00                         50                  16,000
Applied Materials Inc.
  Expiration April 2003, Exercise Price $15.00                        100                     750
AutoZone Inc.
  Expiration June 2003, Exercise Price $80.00                          19                   1,425
Bank One Corp.
  Expiration May 2003, Exercise Price $40.00                           65                     813
Best Buy Co. Inc.
  Expiration April 2003, Exercise Price $32.50                         50                     750
C&D Technologies Inc.
  Expiration April 2003, Exercise Price $17.50                         75                     937
Cabot Microelectronics Corp.
  Expiration April 2003, Exercise Price $50.00                         30                     675
  Expiration April 2003, Exercise Price $55.00                         30                     225
Capital One Financial Corp.
  Expiration June 2003, Exercise Price $35.00                          66                   9,075
Caterpillar Inc.
  Expiration May 2003, Exercise Price $50.00                           30                   6,225
CenturyTel Inc.
  Expiration April 2003, Exercise Price $30.00                         80                   1,200
Chiron Corp.
  Expiration April 2003, Exercise Price $42.50                         55                     550
Clear Channel Communications Inc.
  Expiration April 2003, Exercise Price $40.00                         70                   1,050
Comcast Corp. Class A
  Expiration April 2003, Exercise Price $30.00                         50                   3,375
Countrywide Financial Corp.
  Expiration April 2003, Exercise Price $55.00                         30                   9,600
Cox Communications Inc.
  Expiration June 2003, Exercise Price $35.00                          75                   7,125
eBay Inc.
  Expiration April 2003, Exercise Price $75.00                         25                  26,750
FactSet Research Systems Inc.
  Expiration June 2003, Exercise Price $35.00                          55                   8,662
Federated Department Stores Inc.
  Expiration May 2003, Exercise Price $32.50                           60                   1,650
Fox Entertainment Group Inc.
  Expiration April 2003, Exercise Price $25.00                         80                  16,200

 SCHEDULE OF WRITTEN OPTIONS
 March 31, 2003

                                                                   CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE       (100 SHARES PER CONTRACT)   MARKET VALUE
---------------------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold Inc.
  Expiration May 2003, Exercise Price $20.00                          100                   2,000
Georgia-Pacific Corp.
  Expiration July 2003, Exercise Price $20.00                         100                   3,000
Harman International Industries Inc.
  Expiration April 2003, Exercise Price $55.00                         50                  21,500
Harrahs Entertainment Inc.
  Expiration May 2003, Exercise Price $40.00                           50                   2,250
Integrated Circuit Systems Inc.
  Expiration July 2003, Exercise Price $30.00                          60                   2,700
International Rectifier Corp.
  Expiration June 2003, Exercise Price $30.00                          75                     937
Internet Security Systems Inc.
  Expiration April 2003, Exercise Price $22.50                         75                     187
J.B. Hunt Transport Services Inc.
  Expiration May 2003, Exercise Price $30.00                           76                   5,890
Jacobs Engineering Group Inc.
  Expiration July 2003, Exercise Price $40.00                          43                  17,200
Kenneth Cole Productions Inc. Class A
  Expiration July 2003, Exercise Price $30.00                          55                   1,650
KLA-Tencor Corp.
  Expiration April 2003, Exercise Price $42.50                         37                     555
Kronos Inc.
  Expiration April 2003, Exercise Price $45.00                         55                     825
Lehman Brothers Holdings Inc.
  Expiration July 2003, Exercise Price $70.00                          34                   2,295
Lexmark International Inc. Class A
  Expiration April 2003, Exercise Price $65.00                         35                  11,900
Lincoln National Corp.
  Expiration October 2003, Exercise Price $35.00                       71                   2,663
Lowe's Companies Inc.
  Expiration April 2003, Exercise Price $40.00                         55                   9,625
Marriott International Inc.
  Expiration July 2003, Exercise Price $35.00                          43                   4,623
MeadWestvaco Corp.
  Expiration April 2003, Exercise Price $25.00                         70                     875
Merrill Lynch & Co. Inc.
  Expiration April 2003, Exercise Price $37.50                         50                   2,875
Michaels Stores Inc.
  Expiration September 2003, Exercise Price $35.00                     53                   2,120
Morgan Stanley
  Expiration July 2003, Exercise Price $45.00                          53                   5,698
Neoware Systems Inc.
  Expiration June 2003, Exercise Price $17.50                         102                   2,550
NVIDIA Corp.
  Expiration June 2003, Exercise Price $17.50                         120                   4,500
Omnicom Group Inc.
  Expiration April 2003, Exercise Price $60.00                         31                   1,395

(unaudited)

ICON COVERED CALL FUND

SCHEDULE OF WRITTEN OPTIONS
March 31, 2003

                                                                   CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE       (100 SHARES PER CONTRACT)   MARKET VALUE
---------------------------------------------------------------------------------------------------
Pacific Sunwear of California Inc.
  Expiration June 2003, Exercise Price $22.50                          83                   8,093
Phelps Dodge Corp.
  Expiration July 2003, Exercise Price $40.00                          40                   2,000
Praxair Inc.
  Expiration April 2003, Exercise Price $60.00                         40                   1,100
QLogic Corp.
  Expiration April 2003, Exercise Price $50.00                         35                     175
Roadway Corp.
  Expiration June 2003, Exercise Price $40.00                          60                   2,700
Royal Caribbean Cruises Ltd.
  Expiration June 2003, Exercise Price $17.50                         110                   5,775
Ryanair Holdings plc
  Expiration June 2003, Exercise Price $45.00                          50                   7,375
ShopKo Stores Inc.
  Expiration June 2003, Exercise Price $15.00                         145                   4,713
Shuffle Master Inc.
  Expiration May 2003, Exercise Price $22.50                          100                   4,250
The Cheesecake Factory Inc.
  Expiration October 2003, Exercise Price $40.00                       41                   3,587
The Sherwin-Williams Co.
  Expiration June 2003, Exercise Price $30.00                          60                   2,250
The Walt Disney Co.
  Expiration July 2003, Exercise Price $20.00                          79                   3,752
Too Inc.
  Expiration May 2003, Exercise Price $20.00                          120                   3,000
United Technologies Corp.
  Expiration May 2003, Exercise Price $70.00                           33                     825
UTStarcom Inc.
  Expiration May 2003, Exercise Price $22.50                          100                   5,500
Verizon Communications Inc.
  Expiration April 2003, Exercise Price $40.00                         70                     700
Watson Pharmaceuticals Inc.
  Expiration May 2003, Exercise Price $30.00                           85                   7,650
---------------------------------------------------------------------------------------------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $501,304)                  4,174                $300,945

Management Overview

ICON EQUITY INCOME FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Equity Income Fund Class I, which launched on October 1, 2002, advanced 0.91% for the six-month period ended March 31, 2003, compared to a 4.50% return in the Fund's benchmark, the Standard & Poor's (S&P) SuperComposite 1500 Index.

  The Fund's Class C shares declined -5.29% during the period from the Class' inception on November 11, 2002 through March 31, 2003, while the Index returned -4.38% during the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING ITS FIRST SIX MONTHS?

Fear and pessimism continued to dominate the U.S. market as the perception of economic stagnation widened the gap between stock prices and intrinsic values. Amid mounting war concerns, investors focused on the negative, all but ignoring subdued, yet clear improvements in both the economy and corporate earnings. Even with the easing of war-related uncertainty, questions arose as to whether recent softness, particularly in consumer spending, was a function of geopolitical events or something more fundamental in scope. Against this backdrop, resistance was severe, save for a fourth-quarter 2002 relief rally and a more encouraging surge in mid-March 2003.

  Nevertheless, falling stock prices during the period led to an increase in dividend yields as companies looked for ways to cushion volatility and boost returns. The attractiveness of dividends was further enhanced when President Bush unveiled his 2004 budget plan, which called for the elimination of double taxation on dividends. Although Federal Reserve Chairman Alan Greenspan cast doubt on the proposal, prompting a Senate vote that slashed the embedded tax cuts by half, the trend was clearly in place. Responding to the low-growth environment, several high-profile firms had already boosted dividends, not the least of which was software giant Microsoft Corp. (not owned by the Fund at period-end), which announced its first payout ever.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

Against this rising-dividend, low-growth backdrop, our quantitative model detected widespread pricing discrepancies coming off the October 9, 2002 market low. With share prices trading as much as 50% below our estimates of fair value, the Fund was positioned for a fundamentally driven, quality-led rally. However, the rally that actually emerged in fall 2002 ran counter to this strategy as it featured lower-quality, high-debt companies. While the Fund did not benefit from this initial surge because those market leaders fell short of our investment criteria, it did benefit from a second, much broader rally in mid-March 2003 that included the well-managed, well-capitalized businesses we favor. During this bounce, stocks moved closer to our valuation estimates, but not to the extent that would compensate for missing the earlier advance.

  As the Fund took shape during its first six months of operation, the portfolio was heavily weighted toward dividend-paying common stocks followed to a lesser degree by preferred stocks and convertible bonds. Within the common stock allocation, the Consumer Discretionary sector commanded significant exposure given its depressed valuations. However, as fear-based selling continued to permeate the market, sustainable leadership proved fleeting. By period-end, two-thirds of the industries tracked by the S&P 1500 Consumer Discretionary Index had suffered losses, putting a damper on performance. In contrast, our late-period rotation into the Information Technology sector came amid increasingly favorable conditions and worked to the Fund's advantage.

  Individual holdings that contributed to performance included footwear manufacturer and retailer BROWN SHOE COMPANY, INC., whose efforts to improve operations led to substantial margin expansion. Meanwhile, leading earthmover company CATERPILLAR INC. benefited from an improved pricing environment and projected upturn in heavy-duty trucks sales. The Fund's convertible bonds in online gaming company GTECH HOLDINGS CORPORATION also advanced as pending acquisitions broadened the company's growth opportunities.

  Among the Fund's performance detractors, steel producer Worthington Industries was penalized when it reported a disappointing shortfall in earnings per share. The Fund no longer holds it. Big Three automaker FORD MOTOR COMPANY also struggled as competitive challenges continued to pressure profitability. Elsewhere, retail brokerage A.G. EDWARDS, INC. retreated on difficulties posed by the volatile stock market.

  While our methodology does not consider all of these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

Prospects for an improving U.S. economy and an easing of uncertainty should bode well for the domestic market. In anticipation of an eventual recovery, a return to financial fundamentals could very well trigger a meaningful rally. With our proprietary valuation and relative strength measures pointing to a rebound in earnings-per-share growth, we believe the outlook for dividend-paying stocks remains positive.

[SIDENOTE]
PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                   92.7%
  Common Stocks                                                            80.6%
  Preferred Stocks                                                          4.7%
  Convertible Preferred Stocks                                              7.4%
  Top 10 Equity Holdings                                                   15.8%
  Number of Stocks                                                            95
Bonds and Cash Equivalents                                                  6.8%
  U.S. Corporate Bonds                                                      1.3%
  Convertible Bonds                                                         3.0%
  Cash Equivalents                                                          2.5%
  Number of Bonds                                                              5
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Hewlett Packard Co.                                                         1.8%
Ameren Corp.
9.750% 5-15-05 -- Preferred                                                 1.8%
ALLTEL Corp.                                                                1.7%
Centurytel Inc.
6.875% 5-15-05 -- Preferred                                                 1.7%
PerkinElmer Inc.                                                            1.5%
Factset Research Systems Inc.                                               1.5%
Owens & Minor Inc.                                                          1.5%
Caterpillar Inc.                                                            1.5%
Alexander & Baldwin Inc.                                                    1.4%
Citigroup Inc.                                                              1.4%
Percentages are based upon net assets.

ICON EQUITY INCOME FUND

--------------------------------------------------------------------------------
TOP SECTORS
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Industrials                                                        15.5%

Consumer Discretionary                                             12.2%

Financial                                                          12.2%

Telecommunications & Utilities                                      9.6%

Information Technology                                              9.3%

Materials                                                           6.5%

Health Care                                                         5.8%

Leisure & Consumer Staples                                          5.7%

Energy                                                              3.8%

Percentages are based upon common stock positions and net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                         SIX MONTHS                          SINCE
                                                            ENDED        ONE       FIVE      INCEPTION
                                                           3/31/03*      YEAR      YEARS     10/1/02*
-----------------------------------------------------------------------------------------------------
ICON Equity Income Fund -- Class I                           0.91%       N/A       N/A        0.91%
-----------------------------------------------------------------------------------------------------
S&P 1500 Index                                               4.50%       N/A       N/A        4.50%
-----------------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns. The Adviser has agreed to limit a portion of the Fund's expenses if they exceed the designated cap. The Fund's total return would have been lower if this expense limitation had not been in place.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                ICON EQUITY INCOME FUND - CLASS I            S&P 1500 INDEX
                                ---------------------------------            --------------
10/1/02                                     10000                                 10000
10/31/02                                    10670                                 10825
11/30/02                                    10930                                 11459
12/31/02                                    10819                                 10811
1/31/03                                     10326                                 10522
2/28/03                                     10134                                 10351
3/31/03                                     10091                                 10450

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that data. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns for investors.

Schedule of Investments
(unaudited)

ICON EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS
March 31, 2003


SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 80.6%

CONSUMER DISCRETIONARY 12.2%

APPAREL & ACCESSORIES
   7,900   Kellwood Co.                      $228,626
   8,100   Oxford Industries Inc.             199,665
   5,600   V.F. Corp.                         210,728
-----------------------------------------------------
                                              639,019

APPAREL RETAIL
  15,900   The Cato Corp. -- Class A          302,736

AUTO PARTS & EQUIPMENT
  14,500   Federal Signal Corp.               205,900

AUTOMOBILE MANUFACTURERS
  20,100   Ford Motor Co.                     151,152
   3,800   General Motors Corp.               127,756
-----------------------------------------------------
                                              278,908

DISTRIBUTORS
   9,500   Applied Industrial
           Technologies Inc.                  158,745

FOOTWEAR
   7,000   Brown Shoe Company Inc.            189,490
HOUSEHOLD APPLIANCES
   7,100   Maytag Corp.                       135,113
   7,600   Snap-on Tools Inc.                 188,176
   3,700   Whirlpool Corp.                    181,411
-----------------------------------------------------
                                              504,700

HOUSEWARES & SPECIALTIES
   5,500   Newell Rubbermaid Inc.             155,925

PHOTOGRAPHIC PRODUCTS
   9,300   Eastman Kodak Co.                  275,280

TIRES & RUBBER
   7,100   Bandag Inc.                        226,419
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                2,937,122

ENERGY 3.8%

INTEGRATED OIL & GAS
   5,300   ConocoPhillips                     284,080
-----------------------------------------------------
                                              284,080

OIL & GAS REFINING & MARKETING &
TRANSPORTATION
  10,600   Ashland Inc.                       314,502
   8,900   Sunoco Inc.                        325,473
-----------------------------------------------------
                                              639,975
-----------------------------------------------------
TOTAL ENERGY                                  924,055

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

FINANCIAL 12.2%

BANKS
   3,100   Bank of America Corp.             $207,204
   9,300   FleetBoston Financial Corp.        222,084
   5,100   GreenPoint Financial Corp.         228,531
   8,500   Hibernia Corp. -- Class A          144,160
-----------------------------------------------------
                                              801,979

DIVERSIFIED FINANCIAL SERVICES
  10,700   AG Edwards Inc.                    277,130
  10,000   Citigroup Inc.                     344,500
  13,200   J.P. Morgan Chase & Co.            312,972
   8,300   Morgan Stanley                     318,305
  16,100   Waddell & Reed Financial
           Inc. -- Class A                    282,877
-----------------------------------------------------
                                            1,535,784

INSURANCE BROKERS
   8,900   Arthur J. Gallagher & Co.          218,495

LIFE & HEALTH INSURANCE
   7,900   Lincoln National Corp.             221,200

PROPERTY & CASUALTY INSURANCE
   6,400   Old Republic International
           Corp.                              171,200
-----------------------------------------------------
TOTAL FINANCIAL                             2,948,658

HEALTH CARE 5.8%

HEALTH CARE DISTRIBUTORS & SERVICES
  20,500   Owens & Minor Inc.                 359,775

PHARMACEUTICALS
   3,750   Abbott Laboratories                141,037
  11,200   Bristol-Myers Squibb Co.           236,656
  23,600   ICN Pharmaceuticals Inc.           210,276
   2,600   Eli Lilly and Co.                  148,590
   5,400   Merck & Co. Inc.                   295,812
-----------------------------------------------------
                                            1,032,371
-----------------------------------------------------
TOTAL HEALTH CARE                           1,392,146

INDUSTRIALS 15.5%

CONSTRUCTION & FARM MACHINERY & HEAVY
TRUCKS
   7,300   Caterpillar Inc.                   359,160

DATA PROCESSING SERVICES
  11,300   FactSet Research Systems
           Inc.                               366,685

DIVERSIFIED COMMERCIAL SERVICES
   3,200   Deluxe Corp.                       128,416
   7,900   Roper Industries Inc.              227,915
-----------------------------------------------------
                                              356,331

ELECTRICAL COMPONENTS & EQUIPMENT
   8,300   Cooper Industries Ltd.             296,393
   7,000   Emerson Electric Co.               317,450
   8,700   Hubbell Inc. -- Class B            272,310
-----------------------------------------------------
                                              886,153

(unaudited)

ICON EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
INDUSTRIAL CONGLOMERATES
  11,900   General Electric Co.              $303,450

INDUSTRIAL MACHINERY
   8,400   Briggs & Stratton Corp.            326,256
  11,100   Harsco Corp.                       338,439
-----------------------------------------------------
                                              664,695

MARINE
  14,000   Alexander & Baldwin Inc.           348,040

TRADING COMPANIES & DISTRIBUTORS
   4,800   Genuine Parts Co.                  146,448

TRUCKING
  13,700   Ryder System Inc.                  280,987
-----------------------------------------------------
TOTAL INDUSTRIALS                           3,711,949

INFORMATION TECHNOLOGY 9.3%
APPLICATION SOFTWARE
  27,100   Jack Henry & Associates Inc.       286,989
COMPUTER HARDWARE
  27,900   Hewlett-Packard Co.                433,845

ELECTRONIC EQUIPMENT & INSTRUMENTS
  41,900   PerkinElmer Inc.                   372,491

INTERNET SOFTWARE & SERVICES
   7,500   Internet Security Systems
           Inc.(a)                             74,475
  19,000   Electronic Data Systems
           Corp.                              334,400
-----------------------------------------------------
                                              408,875
SEMICONDUCTOR EQUIPMENT
  17,500   Applied Materials Inc.(a)          220,150
   5,000   Cabot Microelectronics
           Corp.(a)                           209,350
  19,700   Intel Corp.                        320,716
-----------------------------------------------------
                                              750,216
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                2,252,416

LEISURE & CONSUMER STAPLES 5.7%

HOTELS
   8,700   Royal Caribbean Cruises Ltd.       130,761
   9,200   Starwood Hotels & Resorts
           Worldwide Inc.                     218,868
-----------------------------------------------------
                                              349,629
LEISURE PRODUCTS
  10,200   Sturm, Ruger & Co. Inc.             89,352

PUBLISHING & PRINTING
   6,900   Dow Jones & Co. Inc.               244,536

TOBACCO
   7,600   R.J. Reynolds Tobacco
           Holdings Inc.                      245,176
   7,200   Schweitzer-Mauduit
           International Inc.                 162,000
  10,600   UST Inc.                           292,560
-----------------------------------------------------
                                              699,736
-----------------------------------------------------
TOTAL LEISURE & CONSUMER STAPLES            1,383,253

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

MATERIALS 6.5%

ALUMINUM
   8,000   Alcan Inc.                        $223,200
  11,500   Alcoa Inc.                         222,870
-----------------------------------------------------
                                              446,070

COMMODITY CHEMICALS
  21,200   Methanex Corp.                     197,160

FERTILIZERS & AGRICULTURAL CHEMICALS
  10,200   Monsanto Co.                       167,280

FOREST PRODUCTS
   3,600   Rayonier Inc.                      158,616

PAPER PRODUCTS
  15,400   Georgia-Pacific Corp.              214,060
  11,900   MeadWestvaco Corp.                 271,082
-----------------------------------------------------
                                              485,142

SPECIALTY CHEMICALS
   9,700   RPM International Inc.             101,850
-----------------------------------------------------
TOTAL MATERIALS                             1,556,118

TELECOMMUNICATIONS & UTILITIES 9.6%

ELECTRIC UTILITIES
  13,100   Alliant Energy Corp.               210,517
   5,300   Consolidated Edison Inc.           203,891
   9,500   Great Plains Energy Inc.           226,765
   5,100   Hawaiian Electric Industries
           Inc.                               207,876
   9,100   IDACORP Inc.                       207,480
-----------------------------------------------------
                                            1,056,529

GAS UTILITIES
   6,900   Atmos Energy Corp.                 146,694
   5,700   Peoples Energy Corp.               203,889
-----------------------------------------------------
                                              350,583

INTEGRATED TELECOMMUNICATIONS SERVICES
   6,300   SBC Communications Inc.            126,378
  16,600   Sprint Corp.                       195,050
   8,500   ALLTEL Corp.                       399,585
-----------------------------------------------------
                                              721,013

MULTI-UTILITIES
  10,300   Energy East Corp.                  183,340
-----------------------------------------------------
TOTAL TELECOMMUNICATIONS & UTILITIES        2,311,465
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $20,641,595)              19,417,182
-----------------------------------------------------

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
PREFERRED STOCKS 4.7%
   5,300   Ambac Financial, 7.000%,
           10-17-51                          $138,701
   6,600   Bank One Capital Corp.,
           8.000%, 1-30-31                    180,510
   2,000   Du Pont Series B $4.50             178,500
   8,000   MBNA Corp., 7.500%, Series A       201,600
   3,100   Newfield Financial Trust, I
           6.500%, 8-15-29                    166,470
  10,000   SBC Communications Inc.,
           7.000%, 6-13-06                    265,200
-----------------------------------------------------
TOTAL PREFERRED STOCKS
           (COST $1,120,009)                1,130,981

CONVERTIBLE PREFERRED STOCKS 7.4%
  16,200   Ameren Corp., 9.750%,
           5-15-05                            426,222
  16,300   Centurytel Inc., 6.875%,
           5-15-05                            399,513
   4,200   Chesapeake Energy, 6.75%,
           12-31-49                           267,162
   5,700   Emmis Communications Corp.,
           Series A, 6.25%, 12-31-49          228,000
   4,300   Keyspan Corp., 8.750%,
           5-16-05                            208,765
  10,500   Sempra Energy, 8.500%,
           5-17-05                            263,025
-----------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
           (COST $1,753,887)                1,792,687

U.S. CONVERTIBLE CORPORATE BONDS 3.0%
$115,000   Clear Channel
           Communications, 2.625%,
           4-1-03                             114,569
 176,000   GTECH Holdings, 1.750%,
           12-15-21                           245,960
 369,000   Ominicare,
           5.000%, 12-1-07                    368,539
-----------------------------------------------------
TOTAL U.S. CONVERTIBLE CORPORATE BONDS
           (COST $668,080)                    729,068

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
U.S. CORPORATE BONDS 1.3%
$100,000   Amerisource Health Corp.,
           5.000%, 12-1-07                   $125,125
 230,000   Providian Financial, 3.250%,
           8-15-05                            181,412
-----------------------------------------------------
TOTAL U.S. CORPORATE BONDS
           (COST $339,510)                    306,537

SHORT-TERM INVESTMENTS 2.5%
$606,848   American Family Demand Note,
           0.951%(#)                         $606,848
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $606,848)                    606,848
-----------------------------------------------------

TOTAL INVESTMENTS 99.5%
           (COST $25,129,929)              23,983,303
-----------------------------------------------------
OTHER ASSETS LESS LIABILITIES 0.5%            114,256
-----------------------------------------------------
NET ASSETS 100.0%                         $24,097,559
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

 # Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rates listed are as of March 31, 2003.

Dates shown on securities are due dates of the obligations.

--------------------------------------------------------------------------------
SCHEDULE OF WRITTEN OPTIONS
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                                   CONTRACTS
UNDERLYING SECURITY/ EXPIRATION DATE/ EXERCISE PRICE       (100 SHARES PER CONTRACT)   MARKET VALUE
---------------------------------------------------------------------------------------------------

CALL OPTIONS
Applied Materials Inc.
    Expiration April 2003, Exercise Price $20.00                      175                 $  437
Cabot Microelectronics Corp.
    Expiration April 2003, Exercise Price $60.00                       50                    375
Internet Security Systems Inc.
    Expiration April 2003, Exercise Price $30.00                       75                    188
---------------------------------------------------------------------------------------------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $46,224)                     300                 $1,000

Management Overview

ICON LONG/SHORT FUND

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARKS?

The ICON Long/Short Fund was launched on October 1, 2002. The Fund's Class I shares declined -11.00% for the six months ended March 31, 2003. In contrast, the Fund's benchmark, the Standard & Poor's (S&P) SuperComposite 1500 Index, returned 4.50% over the same time period.

  The Fund's Class C shares declined -16.40% during the period from the Class' inception on October 18, 2002 through March 31, 2003, while the Index lost -2.67% during the same period.

WHAT INVESTMENT ENVIRONMENT DID THE FUND FACE DURING ITS FIRST SIX MONTHS?

Market sentiment turned increasingly pessimistic, as war worries, economic concerns and the slowdown in consumer spending created a total disconnect between stock prices and a rational analysis of valuations and fundamentals. We have been steady in our view that stock prices have remained far below our estimate of fair value over the last nine months. The fundamentals of valuation in our equation support higher stock prices, but we believe uncertainty, concern and fear have ruled.

  The Fund itself was barely a week old when stocks seemingly hit bottom on October 9, 2002. While this theoretically should have been an auspicious time to commence operations, what emerged off this market low was a two-month speculative rally led by distressed, debt-laden companies within the Information Technology and Telecommunications sectors. While the short-term bounce provided a welcome boost for some, chasing these companies, some on the brink of bankruptcy, would have been inconsistent with our longer-term, quality-driven discipline. As a result, the Fund was not positioned to capture what we determined were unsustainable gains.

  The pullback between December and early March validated our assumptions as industry leadership proved both intermittent and fear-based. During this time, our calculation of value-to-price ratios and relative strength measures directed us to emphasize economically sensitive sectors while still preparing for a more broad-based rally that would include the fundamentally sound companies we favor. The turning point came in mid-March when industry rotations tilted the Fund toward cyclical areas such as diversified financial services, hotels, trucking, semiconductors and specialty stores, industries that have historically led economic recoveries. As uncertainty over the course of military action in Iraq was removed, the market responded with a broad short surge, which the Fund was able to capture.

WHAT FACTORS CONTRIBUTED TO THE FUND'S PERFORMANCE?

At inception, the Fund was positioned across a wide range of sectors in an attempt to capitalize on an anticipated broad rally, as evidenced by our sizable weightings in Healthcare, Energy, Financials and Utilities. The Fund was adjusted slightly following the October market low and subsequent turnaround to include more economically sensitive industries. At the time, exposure to the Financial and Telecommunications sectors was increased, while Utilities and other non-leaders were liquidated. January 2003 saw a reduction in the Energy and Healthcare sectors and redeployment into the Information Technology and Consumer Discretionary groups. By March 2003, industry leadership had further concentrated as relative strength finally emerged across an increasing number of cyclical industries.

  The Fund is not market neutral. The proportion of long and short positions in the Fund depends on and varies with the availability of underpriced and overpriced opportunities and our evaluation of market conditions. The Fund found few opportunities to short positions during the period. As our methodology on the short side emphasizes industries that possess neither value nor relative strength, our model indicated that current market conditions did not favor short positions. Although the Fund held about 4% of assets in short positions on average, by period-end the actual short weighting had declined to under 1%.

  Several individual Fund holdings impacted Fund performance during the period. Detractors included Internet services consultant PEC Solutions, Inc., which retreated as cutbacks in government spending pressured the company's near-term financials. Networking systems manufacturer Black Box Corp. also pulled back in light of ongoing weakness in corporate technology investment. Neither company was owned by the Fund at period-end.

  In contrast, cable systems operator COMCAST CORP. gained on strong quarterly results and upbeat cash flow guidance. Meanwhile, online travel planner Expedia Inc. traded higher as sales doubled and net income turned positive. While our methodology does not consider all of these company-specific factors, they may impact a stock's performance and, therefore, Fund performance.

WHAT IS THE INVESTMENT OUTLOOK FOR THE DOMESTIC MARKET?

We have detected industry leadership among some of the most economically sensitive sectors, namely Information Technology, Financials, Consumer Discretionary and Industrials. As the market anticipates an eventual economic recovery, we believe attractive valuation and relative strength characteristics will drive prices closer to intrinsic value. Given current levels, however, we do not foresee the Fund holding a large percentage of short positions in the coming months, as our system indicates that virtually all sectors are undervalued.

[SIDENOTE]

PORTFOLIO PROFILE
March 31, 2003 (unaudited)

Equities                                                                   98.6%
Top 10 Equity Holdings                                                     22.6%
Number of Stocks                                                              74
Cash Equivalents                                                            6.0%
Percentages are based upon net assets.

TOP 10 EQUITY HOLDINGS
March 31, 2003 (unaudited)

Countrywide Financial Corp.                                                 2.8%
Comcast Corp. Class A                                                       2.4%
Citigroup Inc.                                                              2.4%
Clear Channel
Communications Inc.                                                         2.3%
J.P. Morgan Chase & Co.                                                     2.2%
Pier 1 Imports Inc.                                                         2.1%
Factset Research Systems Inc.                                               2.1%
Williams-Sonoma Inc.                                                        2.1%
Echostar Communications Corp.                                               2.1%
Expedia Inc.                                                                2.1%

Percentages are based upon net assets.

--------------------------------------------------------------------------------
TOP SECTORS
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

Consumer Discretionary                                             21.6%

Financial                                                          20.6%

Leisure & Consumer Staples                                         16.6%

Industrials                                                        12.1%

Telecommunications & Utilities                                     10.4%

Information Technology                                              8.4%

Materials                                                           4.7%

Health Care                                                         4.2%

All percentages are based upon net assets.


--------------------------------------------------------------------------------
AVERAGE ANNUAL
TOTAL RETURN
as of March 31, 2003 (unaudited)
--------------------------------------------------------------------------------

                                                    SIX MONTHS                          SINCE
                                                      ENDED        ONE      FIVE      INCEPTION
                                                     3/31/03*      YEAR     YEARS     10/1/02*
-----------------------------------------------------------------------------------------------
ICON Long/Short Fund -- Class I                       -11.00%       N/A       N/A      -11.00%
-----------------------------------------------------------------------------------------------
S&P 1500 Index                                          4.50%       N/A       N/A        4.50%
-----------------------------------------------------------------------------------------------

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. Information about these performance results and the comparative index can be found on pages 2 and 3. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would result in lower returns. The Adviser has agreed to limit a portion of the Fund's expenses if they exceed the designated cap. The Fund's total return would have been lower if this expense limitation had not been in place.
* Not annualized.


--------------------------------------------------------------------------------
VALUE OF A
$10,000 INVESTMENT
through March 31, 2003
--------------------------------------------------------------------------------

[LINE GRAPH]

                                   ICON LONG/SHORT FUND - CLASS I             S&P 1500 INDEX
                                   ------------------------------             --------------
10/1/02                                       10000                              10000
10/31/02                                      10470                              10825
11/30/02                                      10450                              11459
12/31/02                                       9760                              10811
1/31/03                                        9180                              10522
2/28/03                                        8900                              10351
3/31/03                                        8880                              10450

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. The above graph compares a $10,000 investment made in the Fund's Class I shares on the Class' inception date of 10/1/02 to a $10,000 investment made in an unmanaged securities index on that date. The Fund's performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund also offers Class C shares. These figures do not reflect the charges applicable to Class C shares of the Fund. Applying these charges would lower returns.

Schedule of Investments
(unaudited)

ICON LONG/SHORT FUND

SCHEDULE OF INVESTMENTS
March 31, 2003


SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
COMMON STOCKS 98.6%

CONSUMER DISCRETIONARY 21.6%
APPAREL RETAIL
   2,000   Abercrombie & Fitch Co. Class
           A(a)                               $60,060
   4,000   Pacific Sunwear of California
           Inc.(a)                             81,400
-----------------------------------------------------
                                              141,460
AUTOMOBILE MANUFACTURERS
   2,400   Thor Industries Inc.                60,072
   2,000   Winnebago Industries Inc.           54,400
-----------------------------------------------------
                                              114,472

COMPUTER & ELECTRONICS RETAIL
   2,000   Best Buy Co. Inc.(a)                53,940

CONSUMER ELECTRONICS
   1,600   Harman International
           Industries Inc.                     93,712
DEPARTMENT STORES
   2,200   The Neiman Marcus Group
           Inc.(a)                             63,778

GENERAL MERCHANDISE STORES
   2,400   99 Cents Only Stores(a)             61,200
   2,800   Dollar Tree Stores Inc.(a)          55,720
   2,000   Family Dollar Stores Inc.           61,760
-----------------------------------------------------
                                              178,680

INTERNET RETAIL
   1,100   eBay Inc.(a)                        93,819

PHOTOGRAPHIC PRODUCTS
   1,900   Eastman Kodak Co.                   56,240

SPECIALTY STORES
     800   AutoZone Inc.(a)                    54,968
   4,500   Gart Sports Co.(a)                  85,860
   2,400   Michaels Stores Inc.(a)             60,024
   8,000   Pier 1 Imports Inc.                126,880
   1,700   Tractor Supply Co.(a)               56,134
   5,800   Williams-Sonoma Inc.(a)            126,440
-----------------------------------------------------
                                              510,306
-----------------------------------------------------
TOTAL CONSUMER DISCRETIONARY                1,306,407

FINANCIAL 20.6%
BANKS
   2,500   FleetBoston Financial Corp.         59,700
   1,400   GreenPoint Financial Corp.          62,734
   4,000   Investors Financial Services
           Corp.                               97,400
   2,100   New York Community Bancorp
           Inc.                                62,580
-----------------------------------------------------
                                              282,414

CONSUMER FINANCE
   2,100   Capital One Financial Corp.         63,021
   2,900   Countrywide Financial Corp.        166,750
   5,600   MBNA Corp.                          84,280
-----------------------------------------------------
                                              314,051

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

DIVERSIFIED FINANCIAL SERVICES
   4,200   Citigroup Inc.                    $144,690
   2,800   A.G. Edwards Inc.                   72,520
   5,600   J.P. Morgan Chase & Co.            132,776
   1,700   Jefferies Group Inc.                61,115
   1,000   Lehman Brothers Holdings Inc.       57,750
   1,800   Merrill Lynch & Co. Inc.            63,720
   3,000   Morgan Stanley                     115,050
-----------------------------------------------------
                                              647,621
-----------------------------------------------------
TOTAL FINANCIAL                             1,244,086

HEALTH CARE 4.2%
HEALTH CARE DISTRIBUTORS & SERVICES
   3,100   AdvancePCS(a)                       87,854

PHARMACEUTICALS
   1,400   Forest Laboratories Inc. Class
           A(a)                                75,558
   3,250   Mylan Laboratories Inc.             93,437
-----------------------------------------------------
                                              168,995
-----------------------------------------------------
TOTAL HEALTH CARE                             256,849

INDUSTRIALS 12.1%
CONSTRUCTION & ENGINEERING
   2,500   Fluor Corp.                         84,200
   2,100   Jacobs Engineering Group
           Inc.(a)                             88,221
-----------------------------------------------------
                                              172,421

DATA PROCESSING SERVICES
   2,700   DST Systems Inc.(a)                 73,440
   3,900   FactSet Research Systems Inc.      126,555
   3,100   Fiserv Inc.(a)                      97,588
-----------------------------------------------------
                                              297,583

ELECTRICAL COMPONENTS & EQUIPMENT
   4,500   American Power Conversion
           Corp.(a)                            64,080

TRUCKING
   2,300   Roadway Corp.                       77,096
   7,500   Swift Transportation Co.
           Inc.(a)                            120,000
-----------------------------------------------------
                                              197,096
-----------------------------------------------------
TOTAL INDUSTRIALS                             731,180

INFORMATION TECHNOLOGY 8.4%
INTERNET SOFTWARE & SERVICES
   2,400   Expedia Inc.(a)                    123,984
   5,800   Internet Security Systems
           Inc.(a)                             57,594
   4,300   United Online Inc.(a)               74,132
   4,500   WebEx Communications Inc.(a)        46,530
   3,100   Websense Inc.(a)                    45,477
-----------------------------------------------------
                                              347,717

SEMICONDUCTORS
   2,700   International Rectifier
           Corp.(a)                            53,109
   1,500   Maxim Integrated Products Inc.      54,180
   4,200   NVIDIA Corp.(a)                     53,970
-----------------------------------------------------
                                              161,259
-----------------------------------------------------
TOTAL INFORMATION TECHNOLOGY                  508,976

SCHEDULE OF INVESTMENTS
March 31, 2003

SHARES OR PRINCIPAL AMOUNT               MARKET VALUE
-----------------------------------------------------
LEISURE & CONSUMER STAPLES 16.6%
BROADCASTING & CABLE TV
   4,100   Clear Channel Communications
           Inc.(a)                           $139,072
   5,300   Comcast Corp. Class A(a)           145,697
   4,300   EchoStar Communications
           Corp.(a)                           124,184
   7,800   Mediacom Communications
           Corp.(a)                            68,640
-----------------------------------------------------
                                              477,593
HOTELS, RESORTS & CRUISE LINES
   2,700   Carnival Corp.                      65,097
   2,000   Hotels.com(a)                      115,350
   2,900   Marriott International Inc.         92,249
   3,700   Starwood Hotels & Resorts
           Worldwide Inc.                      88,023
-----------------------------------------------------
                                              360,719
MOVIES & ENTERTAINMENT
   2,800   FOX Entertainment Group
           Inc.(a)                             74,676
   5,500   The Walt Disney Co.                 93,610
-----------------------------------------------------
                                              168,286
-----------------------------------------------------
TOTAL LEISURE & CONSUMER STAPLES            1,006,598

MATERIALS 4.7%
ALUMINUM
   2,400   Alcan Inc.                          66,960
   3,100   Alcoa Inc.                          60,078
-----------------------------------------------------
                                              127,038

METAL & GLASS CONTAINERS
  16,300   Crown Holdings Inc.(a)              91,606
PAPER PACKAGING
   1,600   Sealed Air Corp.(a)                 64,208
-----------------------------------------------------
TOTAL MATERIALS                               282,852

-----------------------------------------------------
SHARES OR PRINCIPAL AMOUNT               MARKET VALUE

TELECOMMUNICATIONS & UTILITIES 10.4%
INTEGRATED TELECOMMUNICATIONS SERVICES
   2,600   BellSouth Corp.                    $56,342
   3,400   CenturyTel Inc.                     93,840
   3,600   Inter-Tel Inc.                      54,036
   2,500   SBC Communications Inc.             50,150
   5,200   Sprint Corp.                        61,100
   3,100   UTStarcom Inc.(a)                   61,969
-----------------------------------------------------
                                              377,437

WIRELESS TELECOMMUNICATION SERVICES
   7,400   Boston Communication Group
           Inc.(a)                            115,884
   4,500   EMS Technologies Inc.(a)            62,820
   2,100   AO VimpelCom(a)                     72,450
-----------------------------------------------------
                                              251,154
-----------------------------------------------------
TOTAL TELECOMMUNICATIONS & UTILITIES          628,591
-----------------------------------------------------
TOTAL COMMON STOCKS
           (COST $6,300,807)                5,965,539

SHORT-TERM INVESTMENTS 6.0%

U.S. GOVERNMENT OBLIGATIONS
$361,000   U.S. Treasury Bill, 1.016%,
           6-12-03(b)                         360,198
-----------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
           (COST $360,278)                    360,198
-----------------------------------------------------

TOTAL INVESTMENTS 104.6%
           (COST $6,661,085)                6,325,737
-----------------------------------------------------
LIABILITIES LESS OTHER ASSETS (4.6%)         (277,021)
-----------------------------------------------------
NET ASSETS 100.0%                          $6,048,716
-----------------------------------------------------

The accompanying notes are an integral part of the financial statements.

(a) Non-income producing security

(b) Security is pledged with broker as collateral for investment securities sold short

--------------------------------------------------------------------------------
SCHEDULE OF SHORT SECURITIES
March 31, 2003 (unaudited)
--------------------------------------------------------------------------------


                                                                 SHARES OR
SHORT SECURITIES                                              PRINCIPAL AMOUNT   MARKET VALUE
---------------------------------------------------------------------------------------------
Colgate Palmolive Co.                                              1,400           $76,216
---------------------------------------------------------------------------------------------
TOTAL SHORT SECURITIES (PROCEEDS OF $72,802)                       1,400           $76,216

Statements of Assets and Liabilities
(unaudited)

                                                              --------------   --------------   --------------
MARCH 31, 2003                                                     ICON             ICON             ICON
                                                               COVERED CALL    EQUITY INCOME      LONG/SHORT
                                                                   FUND             FUND             FUND
                                                              --------------   --------------   --------------
ASSETS
  Investments, at cost                                         $13,027,536      $25,129,929       $6,661,085
                                                              --------------   --------------   --------------
  Investments, at value                                         12,979,537       23,983,303        6,325,737
  Cash                                                                   -              901                -
  Receivables:
    Fund shares sold                                                60,651          257,626            7,319
    Investments sold                                                     -                -           19,735
    Interest                                                           160           11,779                -
    Dividends                                                        3,304           40,535            2,134
    Deposits for short sales                                             -                -           72,802
    Expense reimbursements by Adviser                               18,028           18,468           30,481
                                                              --------------   --------------   --------------
  Total Assets                                                  13,061,680       24,312,612        6,458,208
                                                              --------------   --------------   --------------

LIABILITIES
  Options written, at value (premiums received of $501,304,
    $46,224 and $0, respectively)                                  300,945            1,000                -
  Common stocks sold short, at value (proceeds of $0, $0 and
    $72,802, respectively)                                               -                -           76,216
  Payables:
    Due to custodian bank                                           97,390                -          293,550
    Fund shares redeemed                                             6,339            4,689                -
    Advisory fees                                                    7,943           14,853            4,381
    Accrued distribution fees                                        2,361            4,677            1,243
    Fund accounting, custodial and transfer agent fees              13,262           15,044           12,268
    Administration fees                                                571            1,065              279
    Distributions due to shareholders                                    -          136,013                -
  Accrued expenses                                                  28,981           37,712           21,555
                                                              --------------   --------------   --------------
  Total Liabilities                                                457,792          215,053          409,492
                                                              --------------   --------------   --------------
NET ASSETS -- ALL SHARE CLASSES                                $12,603,888      $24,097,559       $6,048,716
                                                              --------------   --------------   --------------
NET ASSETS -- CLASS I                                          $12,547,416      $23,707,250       $5,881,225
                                                              --------------   --------------   --------------
NET ASSETS -- CLASS C                                          $    56,472      $   390,309       $  167,491
                                                              --------------   --------------   --------------
  Shares outstanding (unlimited shares authorized, no par
    value)
    Class I                                                      1,247,351        2,378,160          661,066
    Class C                                                          5,633           39,205           18,884
  Net asset value (offering price and redemption price per
    share)
    Class I                                                    $     10.06      $      9.97       $     8.90
    Class C                                                    $     10.03      $      9.96       $     8.87

The accompanying notes are an integral part of the financial statements.

Statements of Operations
(unaudited)

                                                              -----------------   ------------------   ---------------
FOR THE SIX MONTHS ENDED MARCH 31, 2003                             ICON                 ICON               ICON
                                                              COVERED CALL FUND   EQUITY INCOME FUND   LONG/SHORT FUND
                                                              -----------------   ------------------   ---------------
INVESTMENT INCOME
  Interest                                                        $   6,567          $    26,303          $   3,661
  Dividends                                                          54,036              324,404             32,376
                                                              -----------------   ------------------   ---------------
  Total Investment Income                                            60,603              350,707             36,037
                                                              -----------------   ------------------   ---------------

EXPENSES
  Advisory fees                                                      44,278               61,492             26,837
  Distribution fees:
    Class I                                                          14,743               20,336              7,725
    Class C                                                              64                  647                672
  Fund accounting, custodial and transfer agent fees                 27,429               29,056             25,713
  Administration fees                                                 2,801                3,914              1,480
  Audit fees                                                          9,607               12,982              5,233
  Registration fees                                                  13,317               13,316             13,316
  Legal fees                                                            343                  351             18,627
  Trustee fees and expenses                                             254                  303                135
  Shareholder reports                                                 5,284                7,180              2,775
  Interest expense                                                      136                    -                745
  Other expenses                                                     12,441               15,055              8,486
                                                              -----------------   ------------------   ---------------
  Total expenses before expense reimbursement and dividends
    on short positions                                              130,697              164,632            111,744
  Expense reimbursement by Adviser                                  (45,050)             (45,242)           (62,308)
  Dividends on short positions                                            -                    -                482
                                                              -----------------   ------------------   ---------------
  Net Expenses                                                       85,647              119,390             49,918
                                                              -----------------   ------------------   ---------------
NET INVESTMENT INCOME (LOSS)                                        (25,044)             231,317            (13,881)
                                                              -----------------   ------------------   ---------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain/(loss) from:
    Investment transactions                                        (539,350)              66,090           (426,060)
    Written options                                                 412,887                    -                  -
  Change in unrealized net appreciation/(depreciation) on
    securities, written options and securities sold short           152,360           (1,101,402)          (338,762)
                                                              -----------------   ------------------   ---------------
  Net realized and unrealized gain/(loss) on investments             25,897           (1,035,312)          (764,822)
                                                              -----------------   ------------------   ---------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                        $     853          $  (803,995)         $(778,703)
                                                              =================   ==================   ===============

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

                                                                ICON COVERED       ICON EQUITY         ICON LONG/
                                                                 CALL FUND         INCOME FUND         SHORT FUND
                                                              ----------------   ----------------   ----------------
                                                               For the period     For the period     For the period
                                                              October 1, 2002*   October 1, 2002*   October 1, 2002*
                                                               (inception) to     (inception) to     (inception) to
                                                               March 31, 2003     March 31, 2003     March 31, 2003
                                                                (unaudited)        (unaudited)        (unaudited)
                                                              ----------------   ----------------   ----------------
OPERATIONS
  Net investment income (loss)                                  $   (25,044)       $   231,317        $   (13,881)
  Net realized gain/(loss) from investment transactions and
    written options                                                (126,463)            66,090           (426,060)
  Change in unrealized appreciation/depreciation on
    securities and written options and securities sold short        152,360         (1,101,402)          (338,762)
                                                              ----------------   ----------------   ----------------
  Net increase/(decrease) in net assets resulting from
    operations                                                          853           (803,995)          (778,703)
                                                              ----------------   ----------------   ----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income                                                   -           (225,567)                 -
  Net capital gains                                                       -                  -                  -
                                                              ----------------   ----------------   ----------------
  Net decrease from dividends and distributions                           -           (225,567)                 -
                                                              ----------------   ----------------   ----------------
FUND SHARE TRANSACTIONS
  Shares sold
    Class I                                                      14,830,663         27,238,599          8,295,986
    Class C                                                          61,803            477,099            337,910
  Reinvested dividends and distributions
    Class I                                                               -            215,653                  -
    Class C                                                               -              2,089                  -
  Shares repurchased
    Class I                                                      (2,284,756)        (2,726,755)        (1,669,243)
    Class C                                                          (4,675)           (79,564)          (137,234)
                                                              ----------------   ----------------   ----------------
  Net increase from fund share transactions                      12,603,035         25,127,121          6,827,419
                                                              ----------------   ----------------   ----------------
  Total net increase in net assets                               12,603,888         24,097,559          6,048,716
NET ASSETS
  Beginning of period                                                     -                  -                  -
                                                              ----------------   ----------------   ----------------
  End of period                                                 $12,603,888        $24,097,559        $ 6,048,716
                                                              ----------------   ----------------   ----------------
NET ASSETS CONSIST OF
  Paid-in capital                                               $12,603,035        $25,127,121        $ 6,827,419
  Accumulated undistributed net investment income (loss)            (25,044)             5,750            (13,881)
  Accumulated undistributed net realized gain/(loss) from
    investments                                                    (126,463)            66,090           (426,060)
  Unrealized appreciation/(depreciation) on securities and
    written options and securities sold short                       152,360         (1,101,402)          (338,762)
                                                              ----------------   ----------------   ----------------
Net Assets                                                      $12,603,888        $24,097,559        $ 6,048,716
                                                              ================   ================   ================
TRANSACTIONS IN FUND SHARES
  Shares sold
    Class I                                                       1,468,196          2,621,065            828,463
    Class C                                                           6,098             46,786             34,070
  Reinvested dividends and distributions
    Class I                                                               -             21,372                  -
    Class C                                                               -                209                  -
  Shares repurchased
    Class I                                                        (220,845)          (264,277)          (167,397)
    Class C                                                            (465)            (7,790)           (15,186)
                                                              ----------------   ----------------   ----------------
  Net increase                                                    1,252,984          2,417,365            679,950
                                                              ----------------   ----------------   ----------------
  Shares outstanding beginning of period                                  -                  -                  -
                                                              ----------------   ----------------   ----------------
  Shares outstanding end of period                                1,252,984          2,417,365            679,950
                                                              ================   ================   ================
PURCHASE AND SALES OF INVESTMENT SECURITIES
  (excluding Short-Term Securities and written options)
  Purchase of securities (including short sale transactions)    $25,902,922        $27,690,873        $13,429,077
  Proceeds from sales of securities (including short sale
    transactions)                                                12,848,786          3,347,913          6,726,239
  Purchases of long-term U.S. government securities                       -                  -                  -
  Proceeds from sales of long-term U.S. government
    securities                                                            -                  -                  -

* The offering of Class I shares of the Funds commenced on October 1, 2002 and Class C shares on November 22, 2002, November 11, 2002 and October 18, 2002, respectively.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

                                 -----------------------------------   -----------------------------------
                                       ICON COVERED CALL FUND                ICON EQUITY INCOME FUND
                                 -----------------------------------   -----------------------------------
                                     Class I            Class C            Class I            Class C
                                 For the period     For the period     For the period     For the period
                                 October 1, 2002   November 22, 2002   October 1, 2002   November 11, 2002
                                 (inception) to     (inception) to     (inception) to     (inception) to
                                 March 31, 2003     March 31, 2003     March 31, 2003        March 31,
                                   (unaudited)        (unaudited)        (unaudited)     2003 (unaudited)
                                 ---------------   -----------------   ---------------   -----------------

Net asset value, beginning of
period                               $ 10.00            $10.75             $ 10.00            $10.63
                                 ---------------   -----------------   ---------------   -----------------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income
    (loss)(x)                          (0.02)            (0.07)               0.15              0.10
  Net realized and unrealized
    gains/(losses) on
    investments                         0.08             (0.65)              (0.05)            (0.66)
                                 ---------------   -----------------   ---------------   -----------------
Total from investment
  operations                            0.06             (0.72)               0.10             (0.56)
                                 ---------------   -----------------   ---------------   -----------------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   0.00              0.00               (0.13)            (0.11)
  Distributions from net
    realized gains                      0.00              0.00                0.00              0.00
                                 ---------------   -----------------   ---------------   -----------------
Total distributions                     0.00              0.00               (0.13)            (0.11)
                                 ---------------   -----------------   ---------------   -----------------

Net asset value, end of period       $ 10.06            $10.03             $  9.97            $ 9.96
                                 ===============   =================   ===============   =================

Total return                            0.60%(b)         (6.70)%(b)           0.91%(b)         (5.29)%(b)

Net assets, end of period (in
  thousands)                         $12,547            $   56             $23,707            $  390
Average net assets for the
  period (in thousands)              $12,024            $   19             $16,589            $  169
Ratio of expenses to average
  net assets*
  Before expense waiver                 2.21%             2.99%               2.00%             2.73%
  After expense waiver                  1.45%             2.20%               1.45%             2.20%
Ratio of net investment income
  to average net assets*
  Before expense waiver                (1.18)%           (2.19)%              2.28%             1.41%
  After expense waiver                 (0.42)%           (1.40)%              2.83%             1.94%
Portfolio turnover rate               100.20%(a)        100.20%(a)           19.70%(a)         19.70%(a)

                                ----------------------------------
                                       ICON LONG/SHORT FUND
                                ----------------------------------
                                    Class I           Class C
                                For the period     For the period
                                October 1, 2002   October 18, 2002
                                (inception) to     (inception) to
                                March 31, 2003     March 31, 2003
                                  (unaudited)       (unaudited)
                                ---------------   ----------------
Net asset value, beginning of
period                              $ 10.00           $ 10.61
                                ---------------   ----------------
INCOME FROM INVESTMENT
OPERATIONS
  Net investment income
    (loss)(x)                        (0.02)            (0.06)
  Net realized and unrealized
    gains/(losses) on
    investments                      (1.08)            (1.68)
                                ---------------   ----------------
Total from investment
  operations                         (1.10)            (1.74)
                                ---------------   ----------------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                  0.00              0.00
  Distributions from net
    realized gains                     0.00              0.00
                                ---------------   ----------------
Total distributions                    0.00              0.00
                                ---------------   ----------------
Net asset value, end of period      $  8.90           $  8.87
                                ===============   ================
Total return                        (11.00)%(b)       (16.40)%(b)
Net assets, end of period (in
  thousands)                        $ 5,881           $   167
Average net assets for the
  period (in thousands)             $ 6,300           $   151
Ratio of expenses to average
  net assets*
  Before expense waiver                3.52%             4.27%
  After expense waiver                 1.55%             2.30%
Ratio of net investment income
  to average net assets*
  Before expense waiver              (2.39)%           (3.21)%
  After expense waiver               (0.42)%           (1.24)%
Portfolio turnover rate              110.20%(a)        110.20%(a)

 *  Annualized for periods less than one year
(x) Calculated using the average share method
(a) Portfolio turnover is calculated at the Fund level and therefore represents the period October 1, 2002 (Fund inception) to March 31, 2003.
(b) Since the Fund was in existence for less than one year in fiscal year 2003, the total return calculation is for the period indicated.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements
(unaudited)

MARCH 31, 2003

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The ICON Covered Call Fund ("Covered Call Fund"), ICON Equity Income Fund ("Equity Income Fund"), and ICON Long/Short Fund ("Long/Short Fund") are series funds (individually a "Fund" and collectively, the "Funds"). The Funds are part of the ICON Funds (the "Trust"), a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company. The Funds commenced operations on October 1, 2002 and offer two classes of shares. There are currently 15 other active funds within the Trust. Those funds are covered by separate prospectuses and shareholder reports.

  Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Covered Call Fund is modest capital appreciation and to maximize realized gains from writing covered call options. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the Long/Short Fund is capital appreciation.

  The Funds may have elements of risk, including the risk of loss of principal. Additionally, call options involve certain risks and are not suitable for all investors. There are risks associated with selling short, including the risk that the Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other high-quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value. There are also risks associated with small and mid-cap investing, including limited product lines, less liquidity and small market share.

  The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Investment Valuation.
The Funds' securities and other assets are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") (normally 4 p.m. Eastern time) each day the Exchange is open. A security listed or traded primarily on a securities exchange or in the over-the-counter market is valued at its last sale price on the exchange or market where it is principally traded. Lacking any sales that day, the security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security or by a pricing service approved by the Trust's board of trustees. Options are valued at their closing mid-price on the principal market where the option is traded. Mid-price is the average of the sum of the closing bid and closing ask prices. The market value of individual securities held by the Funds is determined by using pricing services that provide market prices to other mutual funds or, as needed, by obtaining market quotations from independent broker/dealers. Securities and assets for which quotations are not readily available are valued at fair value determined in good faith pursuant to consistently applied procedures established by the Trust's board. Short-term securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, both of which approximate market value. London closing quotes for exchange rates are used to convert foreign security values into U.S. dollars.

Repurchase Agreements.
Repurchase agreements, if held by the Funds, are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds' custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to purchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

Options Transactions.
Each Fund may write put and call options only if it, among other things, (i) owns an offsetting position in the underlying security or (ii) maintains cash or other liquid assets in an amount equal to or greater than its obligation under the option.

  When a Fund writes a put or call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund has no control over whether the underlying securities are subsequently sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

  Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

Income Taxes.
The Funds intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes, or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gain.

  Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

  Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Equity Income Fund distributes net investment income, if any, to shareholders quarterly. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles generally accepted in the United States of America.

Investment Income.
Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned.

(unaudited)

Investment Transactions.
Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Expenses.
Each class of a Fund's shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific fund in the Trust are apportioned between all funds in the Trust based upon relative net assets.

2. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory Fees.
Meridian Investment Management Corporation ("Meridian") serves as the investment adviser to the Funds and is responsible for managing the Funds' portfolios of securities. Meridian receives a monthly management fee that is computed daily at an annual rate of 0.75% of average daily net assets on the Covered Call and Equity Income Funds and 0.85% on the Long/Short Fund. For the period ended October 1, 2003, Meridian agreed to limit its investment advisory fee and/or reimburse the Funds' operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds' operating expenses do not exceed 2.20% for Class C and 1.45% for Class I for the ICON Covered Call Fund and the ICON Equity Income Fund and 2.30% for Class C and 1.55% for Class I for the ICON Long/Short Fund. To the extent Meridian reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total annual Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed. For the period ended March 31, 2003, Meridian reimbursed/absorbed $45,050, $45,242 and $62,308 for the ICON Covered Call Fund, ICON Equity Income Fund and ICON Long/ Short Fund, respectively. These expenses are subject to recovery by Meridian based on a rolling three-year period.

Transfer Agent, Custody and Accounting Fees.
U.S. Bank N.A. ("U.S. Bank") and U.S. Bancorp Fund Services, LLC ("U.S. Bancorp") provide domestic custodial services, transfer agent services and fund accounting for the Funds. For these services the Trust pays a fee for transfer agent and custody services at an annual rate of 0.065% on the first $500 million of average daily net assets, 0.06% on the next $500 million of average daily net assets, and 0.05% on the balance of average daily net assets. The Funds pay a minimum fee for fund accounting of $39,000 (on each Fund) on the first $100 million of average net assets, 0.025% on the next $200 million of average daily net assets and 0.0125% on the balance. The Trust also pay for various out-of-pocket costs incurred by U.S. Bancorp that estimated to be 0.02% of average daily net assets.

Administrative Services.
The Trust has entered into an administrative services agreement with Meridian. This agreement provides for an annual fee of 0.05% on the Trust's first $500 million of average daily net assets and 0.04% on average daily net assets in excess of $500 million.

Distribution Fees.
The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act ("12b-1 Plan") under which the Funds are authorized to compensate the Funds' distributor, Meridian Clearing Corp. ("MCC") (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class C shareholders pay an annual 12b-1 and service fee of 1.00% of average daily net assets and Class I shareholders pay an annual 12b-1 fee of 0.25% of average daily net assets. For the six-months ended March 31, 2003 the total amounts paid to MCC pursuant to the 12b-1 Plan were $14,807 from the Covered Call Fund, $20,983 from the Equity Income Fund and $8,397 from the Long/Short Fund.

Related parties.

Certain officers and directors of Meridian and MCC are also officers and trustees of the Funds; however, such officers and trustees receive no compensation from the Funds.

3. OPTIONS CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the ICON Covered Call Fund during the period ended March 31, 2003, were as follows:

                               NUMBER OF    PREMIUMS
                               CONTRACTS    RECEIVED
Options outstanding,
  beginning of period                -              -
Options written during period   10,043     $1,325,202
Options expired during period    1,090        148,201
Options closed during period     4,369        613,744
Options exercised during
  period                           410         61,953
                                ------     ----------
Options outstanding, end of
  period                         4,174     $  501,304
                                ======     ==========

  The number of option contracts written and the premiums received by the ICON Equity Income Fund during the period ended March 31, 2003, were as follows:

                                NUMBER OF   PREMIUMS
                                CONTRACTS   RECEIVED
Options outstanding, beginning
  of period                          -            -
Options written during period      300      $46,224
Options expired during period        -            -
Options closed during period         -            -
Options exercised during
  period                             -            -
                                   ---      -------
Options outstanding, end of
  period                           300      $46,224
                                   ===      =======

4. FEDERAL INCOME TAX

Income and capital distributions are determined in accordance with income tax regulations that may differ from accounting principles that are generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferrals of wash losses, foreign currency transactions, net investment losses, and capital loss carryovers.

  Since the first tax year of the Funds will not occur until the year ended September 30, 2003, there are no accumulated capital losses or "Post October" losses.

  The aggregate composition by Fund of unrealized capital appreciation and depreciation of investment securities for federal income tax purposes as of March 31, 2003 are as follows:

                           ICON           ICON           ICON
                       COVERED CALL   EQUITY INCOME   LONG/SHORT
                           FUND           FUND           FUND
Federal Tax Cost       $13,027,536     $25,129,929    $6,661,085
Unrealized
 Appreciation          $   508,208     $   822,734    $  290,474
Unrealized
 Depreciation          $  (556,207)    $(1,969,360)   $ (625,822)
Net (Depreciation)     $   (47,999)    $(1,146,626)   $ (335,348)

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

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

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

[ICON FUNDS LOGO]

FOR MORE INFORMATION ABOUT THE ICON FUNDS, CONTACT US:

BY TELEPHONE                              1-800-764-0442

BY MAIL                                   ICON Funds
                                          P.O. Box 701
                                          Milwaukee, WI 53201-0701

IN PERSON                                 ICON Funds
                                          5299 DTC Boulevard, Suite 1200
                                          Greenwood Village, CO 80111

BY E-MAIL                                 ICON@mimcorp.com

ON THE INTERNET                           www.iconfunds.com

This report is for the general information of the Funds' shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. Please call or visit www.iconfunds.com for a current prospectus, which contains more complete information, including charges, expenses, and share classes. Please read the prospectus carefully before you invest or send money. Meridian Clearing Corp., Distributor.

                                                                      I-113-SPEC
--------------------------------------------------------------------------------